UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2010
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

103 East Holly Street, #410
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Extension to Share Purchase Agreement

On March 19, 2010, Caleco Pharma Corp. (the “Company”) and Natac Biotech, S.L. (“Natac”) agreed to amend the Share Purchase Agreement dated Feb 10, 2010 between the Company and Natac. Under the terms of the amendment agreement (the “Share Purchase Amendment Agreement”), the closing date of the Share Purchase Agreement was extended from March 19, 2010 to April 19, 2010.

The above summary is qualified in its entirety by reference to the full text of the Share Purchase Amendment Agreement, a copy of which is filed as exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Extension to Lab Facilities and Services Agreement

On March 19, 2010, the Company and Natac agreed to amend the terms of the Lab Facilities and Services Agreement dated February 18, 2010 (the “Lab Facilities and Services Agreement”), between the Company and Natac.

Under the terms of the amendment agreement (the “Lab Facilities Amendment Agreement”), the Lab Facilities and Services Agreement was amended as follows:

1.	The closing date of the Lab Facilities and Services Agreement was extended to April 19, 2010;

2.	The due date of the promissory note issued to Natac in the amount of 130,000 Euros was extended to April 19, 2010; and

3.	Each quarterly payment to Natac under the Lab Facilities and Services Agreement was extended by one month as a result of the extension of the closing date.

4.	The term of the Lab Facilities and Services Agreement was extended to April 30, 2013.

The above summary is qualified in its entirety by reference to the full text of the Lab Facilities Amendment Agreement, a copy of which is filed as exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement dated February 10, 2010 among the Company, Natac Biotech S.L., and the principal shareholders of Natac Biotech S.L.(1)

10.2	Lab Facilities and Service Agreement dated for reference February 18, 2010 between the Company and Natac Biotech S.L.(2)

10.3	Amendment Agreement to Share Purchase Agreement between the Company and Natac Biotech, S.L. dated March 19, 2010.

10.4	Amendment Agreement to Lab Facilities and Services Agreement between the Company and Natac Biotech, S.L dated March 19, 2010.

(1) Filed as an exhibit to our Current Report on Form 8-K filed on February 16, 2010.
(2) Filed as an exhibit to our Current Report on Form 8-K filed on February 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: March 24, 2010
By:
/s/ John Boschert
JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer